UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23369

HIGHLAND GLOBAL ALLOCATION FUND

(Exact name of registrant as specified in charter)

2515 McKinney Avenue

Suite 1100

Dallas, Texas 75201

(Address of principal executive offices) (Zip code)

Highland Capital Management Fund Advisors, L.P.

2515 McKinney Avenue

Suite 1100

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 357-9167

Date of fiscal year end: September 30

Date of reporting period: March 31, 2021

Item 1.	Reports to Stockholders.

A copy of the Semi-Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

Highland Global Allocation Fund

Semi-Annual Report

March 31, 2021

Highland Global Allocation Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Web site information, including any information captured through the use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

CONSOLIDATED FUND PROFILE (unaudited)

Highland Global Allocation Fund

Objective

Highland Global Allocation Fund seeks to provide long-term growth of capital and future income (future income means the ability to pay dividends in the future.)

Net Assets as of March 31, 2021

$240.3 million

Portfolio Data as of March 31, 2021

The information below provides a snapshot of Highland Global Allocation Fund at the end of the reporting period. Highland Global Allocation Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 03/31/21 (%)(1)

U.S. Equity	41.1
Non-U.S. Equity	24.3
U.S. LLC Interest	12.4
U.S. Master Limited Partnerships	11.5
U.S. Senior Loans	7.9
U.S. Registered Investment Companies	7.5
Non-U.S. Sovereign Bonds	5.8
Non-U.S. Asset-Backed Securities	5.1
U.S. Rights	3.8
U.S. Preferred Stock	3.6
Non-U.S. Registered Investment Company	1.2
Other (each less than 1.0%)	3.0
Other Assets & Liabilities, Net	(27.2)
100.0

Top 10 Holdings as of 03/31/21 (%)(1)

TerreStar Corporation (U.S. Equity)	23.0
Vistra Energy Corp. (Non-U.S. Equity)	8.7
TerreStar Corporation, Term Loan A 11.00%, 2/25/2022 (U.S. Senior Loans)	7.0
Argentine Republic Government International Bond 0.13%, 7/9/2041 (Non-U.S. Sovereign Bonds)	5.8
Williams Cos., Inc. (Non-U.S. Equity)	5.6
Energy Transfer LP, (U.S. Master Limited Partnerships)	5.0
NexPoint Merger Arbitrage Fund, (U.S. Registered Investment Companies)	4.9
GAF REIT (U.S. Equity)	4.7
Plymouth Industrial REIT (U.S. Equity)	4.3
MPLX LP (U.S. Master Limited Partnership)	4.1

(1)	Industry classifications and holdings are calculated as a percentage of total net assets and net of long and short positions.

Semi-Annual Report	1

CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

March 31, 2021	Highland Global Allocation Fund

A guide to understanding the Fund’s financial statements

Consolidated Investment Portfolio	The Investment Portfolio details the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Consolidated Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Consolidated Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Consolidated Statements of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Consolidated Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Consolidated Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Consolidated Financial Statements	These notes disclose the organizational background of the Fund, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

2	Semi-Annual Report

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2021	Highland Global Allocation Fund

Shares		Value ($)

U.S. Equity - 41.1%

COMMUNICATION SERVICES - 23.0%
169,531	TerreStar Corporation (a)(b)(c)(d)(e)	55,253,544

HEALTHCARE - 2.6%
77,700	Aerie Pharmaceuticals, Inc. (e)(f)	1,388,499
61,625	Brookdale Senior Living, Inc. (e)	372,831
232,800	Heron Therapeutics, Inc. (e)(f)	3,773,688
17,200	Patterson	549,540
5,500	Surgery Partners, Inc. (e)	243,430

		6,327,988

MATERIALS - 1.5%
730,484	MPM Holdings, Inc. (e)	3,652,420

REAL ESTATE - 14.0%
70,700	City Office, REIT	750,834
963,568	GAF REIT (a)(b)(c)(e)	11,357,383
66,300	Independence Realty Trust, Inc., REIT	1,007,760
121,123	NexPoint Real Estate Finance (c)	2,250,466
163,058	NexPoint Residential Trust, REIT (c)	7,515,343
610,546	Plymouth Industrial, REIT	10,287,700
44,387	RAIT Financial Trust, REIT (a)(b)(e)	—
280,000	United Development Funding IV, REIT (a)(b)	322,000
		33,491,486

	Total U.S. Equity (Cost $90,724,085)	98,725,438

Non-U.S. Equity - 24.3%

COMMUNICATION SERVICES - 3.0%
77,866	Grupo Clarin, Class B (e)(g)	24,086
189,945	Loral Space & Communications, Inc. (g)	7,155,228

		7,179,314

CONSUMER DISCRETIONARY - 2.0%
3,000	MercadoLibre, Inc. (e)(g)	4,416,420
718	Toys ‘R’ Us (e)(g)	179,450

		4,595,870

ENERGY - 7.5%
29,751	NextDecade Corp. (e)(g)	79,435
53,200	Plains GP Holdings, Class A (g)	500,080
131,600	Targa Resources (g)	4,178,300
121	Transocean (e)(g)	430
566,995	Williams Cos., Inc. (g)	13,432,111

		18,190,356

FINANCIALS - 0.1%
188,858	Grupo Supervielle SA ADR (g)	326,724

INDUSTRIALS - 0.9%
38,549	American Airlines Group, Inc. (f)(g)	921,321
65,931	GL Events (g)	1,095,686

		2,017,007

INFORMATION TECHNOLOGY - 1.5%
119,188	Avaya Holdings Corp. (e)(g)	3,340,840
5,000	StoneCo, Class A (e)(g)	306,100

		3,646,940

Shares		Value ($)

UTILITIES - 9.3%
202,250	Central Puerto ADR (e)(g)	457,085
67,700	Pampa Energia ADR (e)(f)(g)	1,004,668
1,183,600	Vistra Energy Corp. (g)	20,926,048

		22,387,801

	Total Non-U.S. Equity (Cost $93,411,892)	58,344,012

U.S. LLC Interest - 12.4%

REAL ESTATE - 12.4%
100	GAF REIT Sub II, LLC (a)(b)(c)(e)	4,049,554
523,388	NexPoint Real Estate Finance Operating Partnership, L.P. (c)	9,724,549
124,046	NREF OP I, L.P., REIT (c)	2,304,775
6,773,494	SFR WLIF I, LLC (a)(b)(c)	6,202,489
4,437,497	SFR WLIF II, LLC (a)(b)(c)	4,087,823
3,789,008	SFR WLIF III, LLC (a)(b)(c)	3,494,223

	Total U.S. LLC Interest (Cost $30,874,622)	29,863,413

U.S. Master Limited Partnerships - 11.5%

ENERGY - 11.5%
50,000	Crestwood Equity Partners	1,396,000
1,558,690	Energy Transfer LP	11,970,739
385,923	MPLX LP	9,891,206
236,900	Western Midstream Partners LP	4,403,971

	Total U.S. Master Limited Partnerships (Cost $51,121,705)	27,661,916

Principal ($)

U.S. Senior Loans (h) - 7.9%

COMMUNICATION SERVICES - 7.0%
16,921,632	TerreStar Corporation, Term Loan A, 11.000% PIK 02/25/22 (a)(b)(c)	16,921,632

ENERGY - 0.6%
23,743,431	Fieldwood Energy LLC, Closing Date Loan, 2nd Lien, VAR LIBOR USD 3 Month+7.250%, 04/11/23 (i)	1,365,247

UTILITIES - 0.3%
471,039,553	Texas Competitive Electric Holdings Co. LLC, Extended Escrow Loan, (j)	706,560

	Total U.S. Senior Loans (Cost $51,941,369)	18,993,439

Shares

U.S. Registered Investment Companies - 7.5%
578,358	NexPoint Merger Arbitrage Fund, Class Z (c)	11,752,234
549,863	NexPoint Strategic Opportunities Fund (c)	6,262,940

	Total U.S. Registered Investment Companies (Cost $21,286,832)	18,015,174

See Glossary on page 7 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	3

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2021	Highland Global Allocation Fund

Principal ($)		Value ($)

Non-U.S. Sovereign Bonds - 5.8%
40,000,000	Argentine Republic Government International Bond 0.13%, 7/9/2041 (g)	13,889,600
90,699	1.00%, 7/9/2029 (g)	32,804

	Total Non-U.S. Sovereign Bonds (Cost $21,133,483)	13,922,404

Non-U.S. Asset-Backed Securities - 5.1%
4,005,053	Acis CLO, Ltd., Series 2014-3A, Class E VAR ICE LIBOR USD 3 Month+4.750%, 4.96%, 2/1/2026 (g)(k)	3,540,267
3,500,000	Acis CLO, Ltd., Series 2014-5A, Class E1 VAR ICE LIBOR USD 3 Month+6.520%, 6.73%, 11/1/2026 (g)(k)	3,465,000
4,000,000	Acis CLO, Ltd., Series 2014-4A, Class F VAR ICE LIBOR USD 3 Month+5.150%, 5.36%, 5/1/2026 (g)(k)	2,850,000
2,500,000	Acis CLO, Ltd., Series 2014-4A, Class E VAR ICE LIBOR USD 3 Month+4.800%, 5.01%, 5/1/2026 (g)(k)	2,287,500
311,866	Pamco Cayman, Ltd., Series 1997-1A, Class B 7.91%, 8/6/2013 (a)(b)(e)(g)(k)	60,596

	Total Non-U.S. Asset-Backed Securities (Cost $13,127,720)	12,203,363

Units

U.S. Rights - 3.8%

UTILITIES - 3.8%
7,905,143	Texas Competitive Electric Holdings Co., LLC (e)	9,067,199

	Total U.S. Rights (Cost $22,029,102)	9,067,199

Shares

U.S. Preferred Stock - 3.6%

ENERGY - 0.3%
100,000	Crestwood Equity Partners (l)	864,000

REAL ESTATE - 3.3%
358,999	Braemar Hotels & Resorts, REIT (e)(l)	7,887,208

	Total U.S. Preferred Stock (Cost $6,374,057)	8,751,208

Non-U.S. Registered Investment Companies - 1.2%
10,000	BB Votorantim Highland Infrastructure LLC (a)(b)(c)	2,989,927

	Total Non-U.S. Registered Investment Companies (Cost $4,571,783)	2,989,927

Non-U.S. Master Limited Partnership - 0.6%

ENERGY - 0.6%
64,631	Enterprise Products Partners (g)	1,423,175

	Total Non-U.S. Master Limited Partnerships (Cost $1,816,777)	1,423,175

Principal ($)		Value ($)

U.S. Corporate Bonds & Notes - 0.5%

COMMUNICATION SERVICES - 0.4%
317,929	iHeartCommunications, Inc. 6.38%, 05/01/26	337,998
584,493	8.38%, 05/01/27	628,330

		966,328

ENERGY - 0.0%
290	Sable Permian Resources Land 7.38%, 11/01/21 (i)(k)	3

REAL ESTATE - 0.1%
400,000	CBL & Associates 5.95%, 12/15/26 (e)(i)	229,878

UTILITIES - 0.0%
3,000,000	Texas Competitive Electric Holdings Co., LLC 11.50%, 10/01/20 (e)(i)(j)	4,500

	Total U.S. Corporate Bonds & Notes (Cost $2,709,035)	1,200,709

Shares

U.S. Exchange Traded Fund - 0.4%
8,750	VelocityShares 3x Long Silver ETN linked to the S&P GSCI Silver Index	831,250

	Total U.S. Exchange Traded Fund (Cost $824,777)	831,250

Units

Non-U.S. Warrants - 0.3%

COMMUNICATION SERVICES - 0.0%
1,109	iHeartCommunications, Inc., Expires 05/01/2039 (e)(g)	14,140

INDUSTRIALS - 0.1%
1,260,362	American Airlines Group, Inc. (e)(g)	283,581

INFORMATION TECHNOLOGY - 0.2%
38,742	Avaya Holdings, Expires 12/18/2022 (e)(g)	316,135

	Total Non-U.S. Warrants (Cost $77,464)	613,856

U.S. Warrants - 0.1%

HEALTHCARE - 0.1%
42,032	HLS Therapeutics, Inc., Expires 12/31/2049 (a)(b)(e)	239,582

	Total U.S. Warrants (Cost $–)	239,582

Principal ($)

U.S. Asset-Backed Security - 0.1%
250,000	CFCRE Commercial Mortgage Trust, Series C8, Class D 3.00%, 6/15/2050 (k)	224,497

	Total U.S. Asset-Backed Security (Cost $223,939)	224,497

4	See Glossary on page 7 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2021	Highland Global Allocation Fund

Principal ($)		Value ($)

Non-U.S. Corporate Bonds & Notes - 0.0%

ENERGY - 0.0%
37,083,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19 (a)(b)(e)(g)(i)(k)	—

	Total Non-U.S. Corporate Bonds & Notes (Cost $28,728,908)	—

U.S. Repurchase Agreements - 0.3%
204,813	BofA Securities 0.010%, dated 03/31/2021 to be repurchased on 04/01/2021, repurchase price $204,813 (collateralized by U.S. Government obligations, ranging in par value $321 - $86,076, 1.000% - 5.500%, 06/01/2024 - 01/01/2059; with total market value $208,909) (m)(n)	204,813
249,000	Citigroup Global Markets 0.010%, dated 03/31/2021 to be repurchased on 04/01/2021, repurchase price $249,000 (collateralized by U.S. Government obligations, ranging in par value $1,040 - $39,848, 1.125% - 4.000%, 05/15/2023 - 09/15/2057; with total market value $253,980) (m)(n)	249,000
249,000	Daiwa Capital Markets America 0.010%, dated 03/31/2021 to be repurchased on 04/01/2021, repurchase price $249,000 (collateralized by U.S. Government obligations, ranging in par value $0 - $77,421, 0.000% - 7.000%, 05/04/2021 - 04/01/2051; with total market value $253,980) (m)(n)	249,000

	Total U.S. Repurchase Agreements (Cost $702,813)	702,813

Shares

U.S. Cash Equivalents - 0.7%

MONEY MARKET FUND (o) - 0.7%
1,733,765	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.020%	1,733,765

	Total U.S. Cash Equivalents (Cost $1,733,765)	1,733,765

Total Investments - 127.2%		305,507,140

(Cost $443,414,128)

Securities Sold Short(p) - (11.1)%

U.S. Exchange-Traded Funds - (5.6)%
(51,625)	Direxion Daily Small Capital Bull 3X Shares	(4,620,954)
(96,900)	ProShares UltraPro QQQ	(8,843,094)

	Total U.S. Exchange-Traded Funds (Proceeds $7,848,841)	(13,464,048)

Shares		Value ($)

U.S. Equity - (5.5)%

COMMUNICATION SERVICES - (4.1)%
(18,665)	Netflix, Inc. (q)	(9,736,784)

CONSUMER STAPLES - (1.0)%
(7,500)	WD-40	(2,296,350)

INFORMATION TECHNOLOGY - (0.4)%
(4,267)	Coupa Software (q)	(1,085,866)

	Total U.S. Equity (Proceeds $4,323,795)	(13,119,000)

	Total Securities Sold Short-(11.1)% (Proceeds $12,172,636)	(26,583,048)

Other Assets & Liabilities, Net - (16.1)%		$(38,670,505)

Net Assets - 100.0%		$240,253,587

(a)

Securities with a total aggregate value of $104,978,753, or 43.7% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Consolidated Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(b)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $104,978,753, or 43.7% of net assets, were fair valued under the Fund’s valuation procedures as of March 31, 2021. Please see Notes to Consolidated Financial Statements.

(c)	Affiliated issuer. Assets with a total aggregate fair value of $144,166,882, or 60.0% of net assets, were affiliated with the Fund as of March 31, 2021.
(d)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
TerreStar Corporation	U.S. Equity	11/14/2014	$48,015,562	$55,253,544	23.0%

(e)	Non-income producing security.
(f)

Securities (or a portion of securities) on loan. As of March 31, 2021, the fair value of securities loaned was $3,859,430. The loaned securities were secured with cash and/or securities collateral of $3,944,945. Collateral is calculated based on prior day’s prices.

(g)

As described in the Fund’s prospectus, a company is considered to be a non- U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

(h)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise

See Glossary on page 7 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	5

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (concluded)

As of March 31, 2021	Highland Global Allocation Fund

identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of March 31, 2021, the LIBOR USD 3 Month rate was 0.19%. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.
(i)	The issuer is, or is in danger of being, in default of its payment obligation.
(j)	Represents value held in escrow pending future events. No interest is being accrued.
(k)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At March 31, 2021, these securities amounted to $12,427,863 or 5.2% of net assets.

(l)	Perpetual security with no stated maturity date.
(m)	Tri-Party Repurchase Agreement.
(n)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of March 31, 2021 was $702,813.
(o)	Rate shown is 7 day effective yield.
(p)	As of March 31, 2021, $25,799,641 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.
(q)	No dividend payable on security sold short.

6	See Glossary on page 7 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

GLOSSARY: (abbreviations that may be used in the preceding statements)

Other Abbreviations:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
Ltd.	Limited
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust
USD	United States Dollar
VAR	Variable Rate

Semi-Annual Report	7

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of March 31, 2021 (unaudited)	Highland Global Allocation Fund

($)
Assets
Investments, at value†	158,903,680
Affiliated investments, at value (Note 10)	144,166,882

Total Investments, at value	303,070,562
Cash equivalents (Note 2)	1,733,765
Repurchase agreements, at value	702,813
Cash	262,569
Restricted Cash — Securities Sold Short (Note 2)	25,799,641
Foreign currency, at value (Note 2)	37,849
Foreign tax reclaim receivable	67,674
Receivable for:
Dividends and interest	586,422
Fund shares sold	191,941
Prepaid expenses and other assets	48,508

Total assets	332,501,744

Liabilities:
Securities sold short, at value (Proceeds from securities sold short $(12,172,636) (Notes 2 and 8)	26,583,048
Due to broker for short sale proceeds	64,673,711

Payable for:
Collateral from securities loaned (Note 4)	702,813
Investment advisory and administration fees (Note 7)	57,427
Accounting services fees	44,181
Custody fees	15,950
Trustees fees	12,414
Reports to shareholders	60,527
Legal fees	23,520
Audit fees	70,352
Accrued expenses and other liabilities	4,214

Total liabilities	92,248,157

Net Assets	240,253,587

Net Assets Consist of:
Paid-in capital	745,919,476
Total accumulated loss	(505,665,889)

Net Assets	240,253,587

Investments, at cost	303,939,365
Affiliated investments, at cost (Note 10)	137,038,185
Cash equivalents, at cost (Note 2)	1,733,765
Repurchase agreements, at cost	702,813
Foreign currency, at cost (Note 2)	91,794
† Includes market value of securities on loan	3,859,430

Common Shares
Shares outstanding ($0.001 par value; unlimited shares authorized)	21,939,378
Net asset value, offering and redemption price per share	10.95

8	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2021 (unaudited)	Highland Global Allocation Fund

($)
Investment Income:
Income:
Dividends from unaffiliated issuers	2,899,559
Dividends from affiliated issuers (Note 10)	1,925,747
Securities lending income (Note 4)	11,584
Interest from unaffiliated issuers	614,759
Interest paid in-kind from affiliated issuers (Note 10)	919,852

Total income	6,371,501

Expenses:
Investment advisory (Note 7)	444,392
Accounting services fees	82,825
Transfer agent fees	59,815
Legal fees	139,315
Registration fees	13,442
Audit fees	79,407
Interest expense and commitment fees (Note 6)	231,944
Insurance	25,752
Trustees fees (Note 7)	26,988
Reports to shareholders	44,877
Custodian/wire agent fees	16,375
Dividends and fees on securities sold short (Note 2)	12,074
Other	75,060

Total operating expenses before waiver and reimbursement	1,252,266
Less: Expenses waived or borne by the adviser and administrator	(132,027)

Net operating expenses	1,120,239

Net investment income	5,251,262

Net realized gain (loss) on:
Investments from unaffiliated issuers	(896,206)
Securities sold short (Note 2)	(1,568,878)

Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	36,215,704
Investments in affiliated issuers (Note 10)	6,398,539
Securities sold short (Note 2)	(1,763,074)
Foreign currency related translations (Note 2)	3,889

Net realized and unrealized gain (loss) on investments	38,389,974

Total increase in net assets resulting from operations	43,641,236

See accompanying Notes to Consolidated Financial Statements.	9

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

Highland Global Allocation Fund

	Six Months Ended March 31, 2021 (unaudited) ($)	Year Ended September 30, 2020 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	5,251,262	9,573,876
Net realized gain (loss) on investments, purchased options, securities sold short, written options, futures contracts and foreign currency transactions	(2,465,084)	(107,398,402)
Net increase (decrease) in unrealized appreciation on investments, securities sold short, purchased options, written options and foreign currency translations	40,855,058	40,663,979

Net increase (decrease) in net assets resulting from operations	43,641,236	(57,160,547)

Distributions
Shares of closed-end fund	(10,156,203)	(13,542,165)
Return of capital:
Shares of closed-end fund	—	(10,286,109)

Decrease from distributions	(10,156,203)	(23,828,274)

Increase (decrease) in net assets from operations and distributions	33,485,033	(80,988,821)

Share transactions:
Proceeds from sale of shares
Shares of closed-end fund	—	250,303
Value of distributions reinvested
Shares of closed-end fund	1,306,695	2,915,717
Cost of shares redeemed
Shares repurchased of closed-end fund (Note 1)	—	(12,879,525)

Net increase (decrease) from shares transactions	1,306,695	(9,713,505)

Total increase (decrease) in net assets	34,791,728	(90,702,326)

Net Assets
Beginning of period	205,461,859	296,164,185

End of period	240,253,587	205,461,859

Capital Stock Activity - Shares

Shares of closed-end fund:
Issued for distribution reinvested	198,826	420,812
Shares redeemed (Note 1)	—	(1,311,306)

Net increase (decrease) in fund shares	198,826	(890,494)

10	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Six Months Ended March 31, 2021 (unaudited)	Highland Global Allocation Fund

($)
Cash Flows Provided by Operating Activities:
Net increase in net assets resulting from operations	43,641,236

Adjustments to Reconcile Net Decrease in Net Assets to Net Cash Provided by Operating Activities:
Purchases of investment securities from unaffiliated issuers	(9,325,120)
Purchases of investment securities from affiliated issuers	(9,794,103)
Proceeds from disposition of investment securities from unaffiliated issues	8,995,034
Proceeds from return of capital of investment securities from affiliated issuers	91,630
Purchases of securities sold short	(3,489,066)
Proceeds of securities sold short	5,869,438
Amortization of premiums from unaffiliated issuers	2,975,453
Amortization of premiums from affiliated issuers	(26)
Net realized (gain) loss on investments from unaffiliated issuers	896,206
Net realized (gain) loss on securities sold short	1,568,878
Net change in unrealized (appreciation)/depreciation on investments, securities sold short, and translation on assets and liabilities denominated in foreign currency	(40,855,058)
(Increase) Decrease in receivable for dividends and interest	629,901
(Increase) Decrease in foreign tax reclaims receivable	(153)
(Increase) Decrease in prepaid expenses and other assets	(23,122)
Increase (Decrease) in due to broker for short sale proceeds	13,641,729
Increase (Decrease) in payable from collateral from securities on loan	(203,247)
Increase (Decrease) in payable for investment advisory and administration fees	18,656
Increase (Decrease) in payable for trustees fees	(1,618)
Increase (Decrease) in payable for transfer agent fees	(10,482)
Increase (Decrease) in payable for custody fees	562
Increase (Decrease) in accrued expenses and other liabilities	29,492

Net cash flow provided by operating activities	14,656,220

Cash Flows Used In Financing Activities:
Repurchase agreements	203,247
Distributions paid in cash	(8,849,508)
Proceeds from shares sold	37,230

Net cash flow used in financing activities	(8,609,031)

Effect of exchange rate changes on cash	3,889

Net Increase in Cash	6,051,078

Cash, Cash Equivalents, Restricted Cash, and Foreign Currency:
Beginning of period	21,782,746

End of period	27,833,824

Supplemental disclosure of cash flow information:
Reinvestment of distributions	1,306,695

Paid in-kind interest income	919,852

Cash paid during the year for interest expense and commitment fees	231,944

See accompanying Notes to Consolidated Financial Statements.	11

CONSOLIDATED FINANCIAL HIGHLIGHTS

Highland Global Allocation Fund

Selected data for a share outstanding throughout each period/year is as follows:

	For the Six Months Ended March 31, 2021 (unaudited)	For the Years Ended September 30,
		2020	2019*‡	2018*‡	2017*‡	2016*‡

Net Asset Value, Beginning of Period	$9.45	$13.09	$14.63	$14.16	$14.12	$13.86

Income from Investment Operations:

Net investment income(a)	0.24	0.43	0.30	0.54	1.11	1.22

Net realized and unrealized gain (loss)	1.73	(3.00)	(1.10)	0.56	(0.12)	0.03

Total from Investment Operations	1.97	(2.57)	(0.80)	1.10	0.99	1.25

Less Distributions Declared to shareholders:

From net investment income	(0.47)	(0.61)	(0.20)	(0.43)	(0.92)	(0.94)

From return of capital	—	(0.46)	(0.54)	(0.20)	(0.03)	(0.05)

Total distributions declared to shareholders	(0.47)	(1.07)	(0.74)	(0.63)	(0.95)	(0.99)

Net Asset Value, End of period(b)	$10.95	$9.45	$13.09	$14.63	$14.16	$14.12

Total Return(b)(c)	21.29%	(19.92)%	(4.40)%	7.95%	7.01%	9.91%

Ratios to Average Net Assets:(d)

Net Assets, End of Period (000’s)	$240,252	$205,462	$296,164	$128,353	$254,539	$367,251

Gross operating expenses(e)(f)	1.13%	1.92%	2.54%	2.38%	1.20%	1.11%

Net investment income	4.72%	4.06%	2.11%	3.73%	7.59%	9.24%

Portfolio turnover rate	4%	18%	28%	51%	66%	100%

‡	Reflects the financial highlights of Class Y of the open-end fund prior to the conversion.
*	Per share data prior to February 15, 2019 has been adjusted to give effect to an approximately 1 to 1.4217 reverse stock split as part of the conversion to a closed-end fund. (Note 1)
(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is based on fair value per share for periods after February 15, 2019. Distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Prior to February 15, 2019, total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below.
(f)	Includes dividends and fees on securities sold short.

Supplemental Expense Ratios:

	For the Six Months Ended March 31, 2021 (unaudited)	For the Years Ended September 30,
		2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.01%	1.81%	2.45%	2.38%	1.19%	1.05%

Interest expense and commitment fees	0.21%	0.82%	1.60%	1.02%	0.37%	0.11%

Dividends and fees on securities sold short	0.01%	0.07%	0.11%	0.16%	0.05%	0.17%

12	See accompanying Notes to Consolidated Financial Statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

March 31, 2021	Highland Global Allocation Fund

Note 1. Organization

Highland Global Allocation Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. This report covers information for the six months ended March 31, 2021.

On November 8, 2018, shareholders of the Fund approved a proposal authorizing the Board of Trustees (the “Board”) of the Fund to convert the fund from an open-end fund to a closed-end fund at a special meeting of shareholders. The Board took action to convert the Fund to a closed-end fund effective shortly after 4:00 p.m. Eastern Time on February 14, 2019 (the “Conversion Date”). The Fund also effected an approximately 1-for-1.4217 reverse stock split of the Fund’s issued and outstanding shares on February 14, 2019, thereby reducing the number of shares outstanding. Shareholders were paid cash for any fractional shares resulting from the reverse stock split. The Fund began listing its shares for trading on the New York Stock Exchange (the “NYSE”) on February 19, 2019 under the ticker symbol “HGLB”. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). Prior to the Conversion Date, the Fund issued Class A, Class C, and Class Y shares.

On August 20, 2019, the Board of the Fund approved an extension of the repurchase program for a period of six months up to an additional $20 million of the Fund’s shares.

On March 4, 2020, the Board of the Fund extended the repurchase program for a period of six months, during which the Fund had the option to repurchase up to a maximum of $30 million shares.

Under this program, the Fund repurchased 1,311,306 shares during the year ended September 30, 2020, at an average price of $6.28, for a total investment of $8.2 million. Upon retirement of the repurchased shares, the net asset value (“NAV”) was $12.9mm, or $9.82 per share.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements.

Use of Estimates

The Fund is an investment company that follows the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Basis of Consolidation

The Fund consolidates Highland GAF Chemical Holdings, LLC (“GAF Chemical Holdings”), a Delaware wholly owned subsidiary, for financial reporting. GAF Chemical Holdings is used for commodity investment trading and its investments are included within the consolidated financial statements of the Fund. All inter-company accounts and transactions have been eliminated in the consolidation.

The Fund is the sole shareholder of GAF Chemical Holdings, and it is intended that the Fund will remain the sole shareholder and will continue to wholly own and control GAF Chemical Holdings. GAF Chemical Holdings will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund when viewed on a consolidation. As of March 31, 2021, GAF Chemical Holdings no longer held any assets and reflected 0.0% of the Fund’s net assets.

Valuation of Investments

The Fund’s investments are recorded at fair value. In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have

Semi-Annual Report	13

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Global Allocation Fund

the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV, will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reason-ably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on dis-position of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s consolidated financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for consolidated financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;
Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of March 31, 2021, the Fund’s investments consisted of senior loans, asset-backed securities, bonds and notes, common stocks, preferred stocks, LLC interests, master limited partnerships, registered investment companies, cash equivalents, exchange-traded funds, rights, warrants, securities sold short, and collateralized loan obligations. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs

14	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Global Allocation Fund

used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, registered investment companies, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option. At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets and liabilities as of March 31, 2021, is as follows:

	Total value at March 31, 2021 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)
Highland Global Allocation Fund
Assets
U.S. Equity
Communication Services	55,253,544	—	—	55,253,544
Healthcare	6,327,988	6,327,988	—	—
Materials	3,652,420	—	3,652,420	—
Real Estate	33,491,486	21,812,103	—	11,679,383
Non-U.S. Equity
Communication Services	7,179,314	7,179,314	—	—
Consumer Discretionary	4,595,870	4,416,420	179,450	—
Energy	18,190,356	18,190,356	—	—
Financials	326,724	326,724	—	—
Industrials	2,017,007	2,017,007	—	—
Information Technology	3,646,940	3,646,940	—	—
Utilities	22,387,801	22,387,801	—	—
U.S. LLC Interest	29,863,413	—	12,029,324	17,834,089
U.S. Master Limited Partnerships
Energy	27,661,916	27,661,916	—	—
U.S. Senior Loans
Communication Services	16,921,632	—	—	16,921,632
Energy	1,365,247	—	1,365,247	—
Utilities	706,560	—	706,560	—
U.S. Registered Investment Companies	18,015,174	18,015,174	—	—
Non-U.S. Sovereign Bonds	13,922,404	—	13,922,404	—
Non-U.S. Asset-Backed Securities	12,203,363	—	12,142,767	60,596
U.S. Rights
Utilities	9,067,199	—	9,067,199	—

Semi-Annual Report	15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Global Allocation Fund

	Total value at March 31, 2021 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)
U.S. Preferred Stock
Energy	864,000	—	864,000	—
Real Estate	7,887,208	—	7,887,208	—
Non-U.S. Registered Investment Companies	2,989,927	—	—	2,989,927
Non-U.S. Master Limited Partnerships
Energy	1,423,175	1,423,175	—	—
U.S. Corporate Bonds & Notes
Communication Services	966,328	—	966,328	—
Energy	3	—	3	—
Real Estate	229,878	—	229,878	—
Utilities	4,500	—	4,500	—
U.S. Exchange Traded Fund	831,250	831,250	—	—
Non-U.S. Warrants
Communication Services	14,140	—	14,140	—
Industrials	283,581	—	283,581	—
Information Technology	316,135	316,135	—	—
U.S. Warrants
Healthcare	239,582	—	—	239,582
U.S. Asset-Backed Security	224,497	—	224,497	—
Non-U.S. Corporate Bonds & Notes
Energy	—	—	—	–	(1)
U.S. Repurchase Agreements	702,813	—	702,813	—
U.S. Cash Equivalents	1,733,765	1,733,765	—	—

Total Assets	305,507,140	136,286,068	64,242,319	104,978,753

Liabilities
Securities Sold Short
U.S. Exchange Traded Funds	(13,464,048)	(13,464,048)	—	—
U.S. Equity
Communication Services	(9,736,784)	(9,736,784)	—	—
Consumer Staples	(2,296,350)	(2,296,350)	—	—
Information Technology	(1,085,866)	(1,085,866)	—	—

Total Liabilities	(26,583,048)	(26,583,048)	—	—

Total	278,924,092	109,703,020	64,242,319	104,978,753

(1)	This category includes securities with a value of zero.

16	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Global Allocation Fund

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the six months ended March 31, 2021.

	Balance as of September 30, 2020 $	Transfers Into Level 3 $	Transfers Out of Level 3 $	Accrued Discounts (Premiums) $	Distribution to Return Capital $	Realized Gain (Loss) $	Net Change in Unrealized Appreciation (Depreciation) $	Net Purchases $	Net Sales $	Balance as of March 31, 2021 $	Change in Unrealized Appreciation (Depreciation) from Investments held at March 31, 2021 $
U.S. Equity
Communication Services	56,831,877	—	—	—	—	—	(1,578,333)	—	—	55,253,544	(1,578,333)
Real Estate	7,823,137	—	—	—	—	—	856,246	3,000,000	—	11,679,383	856,246
U.S. LLC Interest	11,552,327	3,800,000	—	—	—	—	2,481,762	—	—	17,834,089	2,481,762
U.S. Senior Loans
Communication Services	15,999,243	—	—	26	—	—	15,989	906,374	—	16,921,632	15,989
Non-U.S. Asset-Backed Securities
U.S. Warrants	36,925	—	—	—	—	—	23,671	—	—	60,596	23,671
Healthcare	122,313	—	—	—	—	—	117,269	—	—	239,582	117,269
Non-U.S. Registered Investment Company	2,868,778	—	—	—	—	—	121,149	—	—	2,989,927	121,149

Total	95,234,600	3,800,000	—	26	—	—	2,037,753	3,906,374	—	104,978,753	2,037,753

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the six months ended March 31, 2021, there were no transfers in or out of level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable.

Transfers from Level 2 to Level 3 are due to a decrease in market activity (e.g. frequency of trades), which resulted in a decrease of available market inputs to determine price.

Semi-Annual Report	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Global Allocation Fund

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Fair Value at 3/31/2021 $	Valuation Technique	Unobservable Inputs	Input Values
U.S. Equity	66,932,927	Multiples Analysis	Unadjusted Price/Mhz-PoP	$0.09 - $0.95
		Discounted Cash Flow	Discount Rate	16.7%
		Transaction Indication of Value	Enterprise Value ($mm)	$771.00
			Transaction Price per Share	$36.82
			Cost Price ($mm)	$3.00
			Tender Offer Price Per Share	$1.10
U.S. LLC Interest	17,834,089	Discounted Cash Flow	Discount Rate	1.8% - 5.9%
		Net Asset Value	N/A	N/A
		Transaction Indication of Value	Cost Price ($mm)	$3.80
U.S. Senior Loans	16,921,632	Discounted Cash Flow	Discount Rate	11.0%
Non-U.S. Asset-Backed Securities	60,596	Discounted Cash Flow	Discount Rate	21.0%
U.S. Warrants	239,582	Black-Scholes Model	Annualized Volatility	62.5%
Non-U.S. Registered Investment Companies	2,989,927	Net Asset Value	N/A	N/A

	104,978,753

The significant unobservable input used in the fair value measurement of the Fund’s bank loan and asset-backed securities is the discount rate. A Significant increase (decrease) in in this input in isolation could result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund’s LLC interests are: discount rate and cost price. A significant increase (decrease) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: price/MHz-PoP multiple, discount rate, enterprise value, transaction price, cost price, and tender offer per share. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. The significant unobservable input used in the fair value measurement of the Fund’s warrants is the annualized volatility. A Significant increase (decrease) in in this input in isolation could result in a significantly lower (higher) fair value measurement.

In addition to the unobservable inputs utilized for various valuation methodologies, the Investment Adviser frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Investment Adviser assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 5% to as high as 95% as of March 31, 2021. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

Certain Illiquid Positions Classified as Level 3

As of March 31, 2021, the Fund held an investment in the common shares of TerreStar Corporation (“TerreStar”) valued at $55,253,544, or 23.0% of net assets, and U.S. Senior Loans valued at $16,921,632 or 7.0% of net assets. TerreStar does not currently generate revenue and primarily derives its value from holding licenses of two wireless spectrum assets. The license with respect to one such spectrum asset was previously terminated by the FCC and subsequently restored on April 30, 2020 on a limited conditional basis. The restoration of such license requires TerreStar to meet certain deployment milestones for wireless medical telemetry service (“WMTS”) during a 39-month period. Upon satisfaction of the deployment milestones, TerreStar will be able use such spectrum for other services besides WMTS as long as those services do not interfere with WMTS and TerreStar continues to provide WMTS.

If TerreStar is unsuccessful in satisfying such deployment milestones, or if other services cannot be implemented in a manner that does not interfere with WMTS, the value of the TerreStar equity would likely be materially negatively impacted. In determining the fair value of TerreStar, the Investment Adviser has assigned a high probability of success on both conditions based on consultation with the company and its consultants.

The Fund may hold other illiquid positions that are classified as Level 3 that are not described here. Please see Note 8 for additional disclosure of risks from investments in illiquid securities.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both

18	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Global Allocation Fund

consolidated financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the maturity date, while amortization of premium on taxable bonds and loans is computed to the earliest call date, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of their taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

The Fund owns a consolidated Taxable Subsidiary (“Subsidiary”) for which an income tax provision has been prepared. As of September 30, 2020, significant components of the Subsidiary’s net deferred tax assets (“DTA(s)”) were as follows:

($)
Net unrealized losses (gains) on investments	82,831
Net operating loss carryforward	106,397
Capital loss carryforward	281,163

Total deferred tax assets	470,391
Valuation allowance	(470,391)

Total DTA, net of valuation allowance	—

As of September 30, 2020, the Subsidiary has tax attributes that carry forward for varying periods. The Subsidiary’s federal net operating loss carryforward of $228,231 that originated during 2016 — 2017 can be carried forward twenty years to reduce the Subsidiary’s net income realized during those other years. The Subsidiary’s federal net operating losses will begin to expire in 2036 if they are not utilized. The Subsidiary’s federal operating loss of $278,423 created in 2018 and 2019 can be carried forward indefinitely as a result of the Tax Act. The Subsidiary’s capital losses of $1,338,871 originated in 2019. The net capital loss generally can be carried forward five years to offset any capital gains realized during those other years. The Subsidiary has recorded a full valuation allowance in connection with federal deferred tax assets. The Subsidiary Management believes it is more likely than not that the tax benefits will not be recognized for the valuation allowance established. In the event a capital loss carryover or net operating loss carryover cannot be utilized in the carryover periods, the Subsidiary’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders. The Subsidiary periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence and the criteria for whether it is more likely than not that the asset would be utilized under Accounting Standards Codification (“ASC”) 740. In analyzing the potential need for a valuation allowance, the Subsidiary considered the fact that it has incurred a cumulative loss over the three-year period ended September 30, 2020. A significant portion of the Subsidiary’s net pre-tax losses related to unrealized depreciation of investments. The Subsidiary expects to be taxed at a rate of 21%.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund declares and pays investment income distributions quarterly. The Fund typically declares and pays distributions from net realized capital gains in excess of capital loss carryforwards annually.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Consolidated Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s), cash equivalents, foreign currency and restricted cash held at broker(s).

Semi-Annual Report	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Global Allocation Fund

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report. These balances may exceed the federally insured limits under the Federal Deposit Insurance Corporation (“FDIC”).

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Consolidated Investment Portfolio. Cash held as collateral for securities sold short is classified as restricted cash on the Consolidated Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $25,799,641 was held with the broker for the Fund. Additionally, securities valued at $132,385,412 were posted in the Fund’s segregated account for collateral for short sales. The Fund’s loss on a short sale could be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are nonrecurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objective. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund invests in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be

20	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Global Allocation Fund

received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain/(loss) on the expiration or closing of a futures contract.

During the six months ended March 31, 2021, the Fund did not enter into futures transactions. The Fund may invest in futures for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, and to gain market exposure for residual and accumulating cash positions. Cash held as collateral for futures contracts is shown on the Consolidated Statement of Assets and Liabilities as “Restricted Cash — Futures, if applicable.”

Options

The Fund may utilize options on securities or indices to varying degrees as part of its principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, a Fund realizes on the expiration date a capital gain equal to the premium received by a Fund at the time the option was written. If an option purchased by a Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

During the six months ended March 31, 2021, the Fund did not enter into options transactions. The Fund may invest in written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategies of the Fund.

Additional Derivative Information

The Fund is required to disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

To reduce counterparty credit risk with respect to over-the-counter (“OTC”) transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions in forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover its net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the Counterparty.

Semi-Annual Report	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Global Allocation Fund

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported in restricted cash on the Consolidated Statement of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

There were no derivative instruments held as of March 31, 2021.

Note 4. Securities Lending

Effective January, 7, 2020, the Investment Adviser entered into a securities lending agreement with The Bank of New York Mellon (“BNY” or the “Lending Agent”).

Securities lending transactions are entered into by the Fund under the Securities Lending Agreement, (“SLA”) which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following is a summary of securities lending agreements held by the Fund, with cash collateral of overnight maturities and non-cash collateral, which would be subject to offset as of March 31, 2021:

Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received(1)	Value of Non-Cash Collateral Received(1)	Net Amount
$3,859,430	$702,813	$3,156,917	$—

(1)

Collateral received in excess of fair value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Consolidated Statement of Assets and Liabilities.

The value of loaned securities and related collateral outstanding at March 31, 2021 are shown in the Consolidated Investment Portfolio. The value of the collateral held may be temporarily less than that required under the lending contract. As March 31, 2021, the cash collateral was invested in repurchase agreements and the non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds and U.S. Treasury Inflation Indexed Bonds with the following maturities:

Remaining Contractual Maturity of the Agreements, as of March 31, 2021

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Repurchase Agreements	$702,813	$—	$—	$—	$702,813
U.S. Government Securities	—	—	230	716,639	716,869

Total	$702,813	$—	$230	$716,639	$1,419,682

The Fund could seek additional income by making secured loans of its portfolio securities through its custodian. Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. BNY would charge a fund fees based on a percentage of the securities lending income.

The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day.

The Fund would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, BNY would reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to SLA, which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Fund, as lender, would

22	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Global Allocation Fund

offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Fund benefits from a borrower default indemnity provided by BNY. BNY’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, tax treatment of net investment loss and distributions in excess of net investment income, dividends deemed paid upon shareholder redemption of Fund shares and tax attributes from Fund reorganizations. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Fund. The calculation of net investment income per share in the Consolidated Financial Highlights table excludes these adjustments.

As of September 30, 2020, permanent differences chiefly resulting from foreign currency gains and losses, return of capital distributions from real estate investment trusts, capital gain distributions from other RICs, paydown gains and losses, partnership basis adjustments, defaulted bonds, elimination of subsidiary transactions, and capitalized dividends on short sales were identified and reclassified among the components of the Fund’s net assets as follows:

Distributable Earnings (Accumulated Loss)	Paid-in-Capital
$1,837,133	$(1,837,133)

At September 30, 2020, the most recent tax year-end, components of distributable earnings on a tax basis is as follows:

Undistributed Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income	Other Temporary Differences	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)
$—	$—	$—	$(5)	$(344,537,361)	$(194,613,556)

As of September 30, 2020, the Fund has capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains.

No Expiration Short-Term	No Expiration Long- Term	Total
$127,865,084	$216,672,277	$344,537,361

The tax character of distributions paid during the years ended September 30, 2020 and September 30, 2019 were as follows:

	Distributions Paid From:
	Exempt Interest	Ordinary Income(1)	Long-Term Capital Gains	Return of Capital(2)
2020	$—	$13,542,165	$—	$10,286,109
2019	—	4,579,807	—	12,388,348

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
(2)	Additional Information will be distributed on Form 1099 at the end of the calendar year.

The Federal tax cost and gross unrealized appreciation and depreciation on investments (including foreign currency and derivatives, if applicable) held by the Fund at March 31, 2021 were as follows:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Federal Tax Cost
$27,364,717	$(179,934,739)	$(152,570,022)	$443,666,750

Semi-Annual Report	23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Global Allocation Fund

For Federal income tax purposes, the cost of investments owned at March 31, 2021 were different from amounts reported for financial reporting purposes primarily due to investments in partnerships, REIT, defaulted bonds, other securities and deferred wash sale losses.

Note 6. Credit Agreement

On March 25, 2019, the Fund entered into an agreement with Mizuho Securities USA, LLC (“Mizuho Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to Mizuho Securities for an agreed upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from Mizuho Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the Fund because the cash received can be used to purchase other securities.

At March 31, 2021, the Fund’s outstanding balance on the agreement with Mizuho Securities was $0. For the six months ended March 31, 2021, the Fund had no agreements with Mizuho Securities.

Note 7. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees and Administration Fees

For its investment advisory services, the Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). The Fund’s contractual advisory fee with HCMFA for the six months ended March 31, 2021 was 0.40%.

The Fund has entered into an administration agreement with SEI Investments Global Funds Services (“SEI”), a wholly owned subsidiary of SEI Investments Company, and pays SEI a fee for administration services. The Investment Adviser generally assists in all aspects of the Fund’s administration and operations and furnishes offices, necessary facilities, equipment and personnel.

Highland Capital Management Fund Advisors, L.P. (“HCMFA”) has entered into a Services Agreement (the “Services Agreement”) with Skyview Group, Inc. (“Skyview”), effective February 25, 2021, pursuant to which HCMFA will receive administrative and operational support services to enable it to provide the required advisory services to the Fund. The Investment Adviser will compensate all Investment Adviser and Skyview personnel who provide services to the Fund.

Expense Limits and Fee Reimbursements

The Investment Adviser previously has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to their distribution plans under Rule 12b-1 under the 1940 Act, as amended, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.90% of average daily net assets attributable to any class of the Fund the “Expense Cap”. The Expense Cap expired on January 31, 2019.

Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

Additionally, the Fund may invest in securities issued by other investment companies, including investment companies that are advised by the Investment Adviser or its affiliates, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC, and exchange-traded funds (“ETFs”). Fees and expenses of such investments will be borne by shareholders of the investing Fund, and the Investment Adviser voluntarily waives the higher of the two fees for the portion of the Fund’s investment advisory fee attributable to its investment in the affiliated investment company.

On March 31, 2021, the amounts subject to possible future recoupment under the Fund’s expense limitations were as follows:

Expiring during Fiscal Years Ending September 30,
2021 $	2022 $	2023 $
—	417,999	—

During the six months ended March 31, 2021, the Investment Adviser did not recoup any fees previously waived or reimbursed. No other amounts expired or were recouped from the Fund during the six months ended March 31, 2021.

24	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Global Allocation Fund

Fees Paid to Officers and Trustees

Each Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings, however, the Chairman of the Board and the Chairman of the Audit and Qualified Legal Compliance Committee each receive an additional payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets.

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Note 8. Disclosure of Significant Risks and Contingencies

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Asset-Backed Securities Risk

The risk of investing in asset-backed securities, and includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the loans underlying these securities. Investments in asset-backed securities may also be subject to valuation risk.

Credit Risk

The value of debt securities owned by the Fund may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Nonpayment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing nonpayment and a potential decrease in the Fund’s net asset value and the market price of the Fund’s shares.

Derivatives Risk

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately.

As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. The Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited to or adversely affected by the Fund’s intention to qualify as a RIC, and its strategy may bear adversely on its ability to so qualify.

Equity Securities Risk

The risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

High Yield Debt Securities Risk

The risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is generally more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Semi-Annual Report	25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Global Allocation Fund

Industry Focus Risk

As the Fund may invest a significant portion of its assets in particular sectors or industries, the performance of the Fund may be closely tied to the performance of companies in a limited number of sectors or industries. Currently, the Fund focuses its investments in the energy, telecommunications and utilities sectors and, in certain instances, in a limited number of issuers within each of those sectors. Companies in a single sector often share common characteristics, are faced with the same obstacles, issues and regulatory burdens and their securities may react similarly to adverse market conditions. To the extent a Fund focuses its investments in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments. The price movements of investments in a particular sector or industry may be more volatile than the price movements of more broadly diversified investments.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Please refer to “LIBOR Transition and Associated Risk” for more information. The Fund will also be exposed to interest rate risk through the REIT Subsidiary’s investments in securities such as preferred equity and debt securities.

LIBOR Transition and Associated Risk

Certain instruments held by the Fund pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Mid-Cap Company Risk

The risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

MLP Risk

The risk that the MLPs in which the Fund invests will fail to be treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. The classification of an MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of the Fund’s investment in any such MLP. As a result, the value of the Fund’s shares and the cash available for distribution to Fund shareholders could be materially reduced.

Non-U.S. Securities Risk

The risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities.

Non-Payment Risk

Debt instruments are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing non-payment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most borrowers cannot satisfy their debts by

26	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Global Allocation Fund

selling their assets. Borrowers pay their debts from the cash flow they generate.

Pandemics and Associated Economic Disruption

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in the closing of borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. It is not known how long any negative impacts, or any future impacts of other significant events such as a substantial economic downturn, will last. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other preexisting political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the Fund’s ability to complete repurchase requests, and affect Fund performance. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Real Estate Securities Risk

The securities of issuers that own, construct, manage or sell residential, commercial or industrial real estate are subject to risks in addition to those of other issuers. Such risks include: changes in real estate values and property taxes, overbuilding, variations in rental income, interest rates and changes in tax and regulatory requirements, such as those relating to the environment. Performance of a particular real estate security depends on the structure, cash flow and management skill of the particular company.

Regulatory Risk

The risk that to the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of loan interests for investment by the Fund may be adversely affected.

REIT-Specific Risk

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act. Any rental income or income from the disposition of such real estate could adversely affect its ability to retain its tax status, which would have adverse tax consequences on its shareholders. Finally, certain REITs may be self-liquidating at the end of a specified term, and run the risk of liquidating at an economically inopportune time.

REIT Tax Risk for REIT Subsidiaries

In addition to the REIT Subsidiary, the Fund may form one or more subsidiaries that will elect to be taxed as REITs beginning with the first year in which they commence material operations. In order for each subsidiary to qualify and maintain its qualification as a REIT, it must satisfy certain requirements set forth in the Code and Treasury Regulations that depend on various factual matters and circumstances. The Fund and the Adviser intend to structure each REIT subsidiary and its activities in a manner designed to satisfy all of these requirements. However, the application of such requirements is not entirely clear, and it is possible that the IRS may interpret or apply those requirements in a manner that jeopardizes the ability of such REIT subsidiary to satisfy all of the requirements for qualification as a REIT.

Restrictions on Resale Risk

Senior Loans may not be readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which the Fund may invest. To the extent that a secondary market may exist for certain of the Senior Loans in which the Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Securities Lending Risk

The Fund will continue to receive interest on any securities loaned while simultaneously earning interest on the investment of the cash collateral in short-term money market instruments. However, the Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on such invested collateral. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect

Semi-Annual Report	27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Global Allocation Fund

performance. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities, loss of rights in the collateral should the borrower of the securities fail financially and possible investment losses in the investment of collateral. Any loan may be terminated by either party upon reasonable notice to the other party.

Senior Loans Risk

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Short Sales Risk

The risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” involve unlimited loss potential since the market price of securities sold short may continuously increase.

Small-Cap Company Risk

The risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Underlying Funds Risk

The risk associated with investing in Underlying Funds. The Fund may invest in Underlying Funds subject to the limitations set forth in the 1940 Act. Underlying Funds typically incur fees that are separate from those fees incurred directly by the Fund; therefore, the Fund’s purchase of Underlying Funds’ securities results in the layering of expenses. The Fund’s shareholders indirectly bear a proportionate share of the operating expenses of Underlying Funds (including advisory fees) in addition to bearing the Fund’s expenses.

Value Investing Risk

The risk of investing in undervalued stocks that may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

Note 9. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the six months ended March 31, 2021, were as follows:

U.S. Government Securities(1)		Other Securities
Purchases	Sales	Purchases	Sales
$—	$—	$18,355,177	$12,120,856

(1)	The Fund did not have any purchases or sales of U.S. Government Securities for the six months ended March 31, 2021.

28	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2021	Highland Global Allocation Fund

Note 10. Affiliated Issuers

Under Section 2 (a)(3) of the 1940 Act, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of March 31, 2021:

Issuer	Shares at September 30, 2020	Beginning Value as of September 30, 2020 $	Purchases at Cost $	Proceeds from Sales $	Distribution to Return of Capital $	Net Amortization (Accretion) of Premium/ (Discount) $	Net Realized Loss on Sales of Affiliated Issuers $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of March 31, 2021 $	Shares at March 31, 2021	Affiliated Income $
Majority Owned, Not Consolidated
None
Other Affiliates
Terrestar Corporation (U.S. Equity)	169,531	56,831,877	—	—	—	—	—	(1,578,333)	55,253,544	169,531	—
GAF REIT (U.S. Equity)	688,714	7,449,337	3,000,000	—	—	—	—	908,046	11,357,383	963,568	—
NexPoint Real Estate Finance (U.S. Equity)	121,123	1,778,086	—	—	—	—	—	472,380	2,250,466	121,123	105,983
NexPoint Residential Trust (U.S. Equity)	160,553	7,120,526	111,046	—	(91,630)	—	—	375,401	7,515,343	163,058	14,828
GAF REIT Sub II, LLC (U.S. LLC Interest)	—	—	3,800,000	—	—	—	—	249,554	4,049,554	100	—
NexPoint Real Estate Finance Operating Partnership, L.P. (U.S. LLC Interest)	523,388	7,683,336	—	—	—	—	—	2,041,213	9,724,549	523,388	417,068
NREF OP I, L.P. (U.S. LLC Interest)	124,046	1,820,995	—	—	—	—	—	483,780	2,304,775	124,046	89,544
SFR WLIF I, LLC (U.S. LLC Interest)	6,773,494	4,900,420	—	—	—	—	—	1,302,069	6,202,489	6,773,494	267,053
SFR WLIF II, LLC (U.S. LLC Interest)	4,437,497	3,229,788	—	—	—	—	—	858,035	4,087,823	4,437,497	176,010
SFR WLIF III, LLC (U.S. LLC Interest)	3,789,008	3,422,119	—	—	—	—	—	72,104	3,494,223	3,789,008	91,391
Terrestar Corporation (U.S. Senior Loan)	16,015,258	15,999,243	906,374	—	—	26	—	15,989	16,921,632	16,921,632	919,852
BB Votorantim Highland Infrastructure LLC (Non-U.S. Registered Investment Company)	10,000	2,868,778	—	—	—	—	—	121,149	2,989,927	10,000	—
NexPoint Merger Arbitrage Fund (U.S. Registered Investment Company)	546,382	11,184,445	639,195	—	—	—	—	(71,406)	11,752,234	578,358	622,344
NexPoint Strategic Opportunities Fund (U.S. Registered Investment Company)	436,131	3,776,894	1,337,488	—	—	—	—	1,148,558	6,262,940	549,863	141,526
Other Controlled
None

Total	33,795,125	128,065,844	9,794,103	—	(91,630)	26	—	6,398,539	144,166,882	35,124,666	2,845,599

Semi-Annual Report	29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (concluded)

March 31, 2021	Highland Global Allocation Fund

Note 11. Legal Matters

The Fund received a shareholder demand letter dated March 1, 2018, from an individual purporting to be a shareholder of the Fund (the “Demand Letter”). The Demand Letter alleges that the current and former Board breached their fiduciary duties, and the Investment Adviser breached its advisory agreement, in relation to the Fund’s investment in shares of an affiliated mutual fund, the Highland Energy MLP Fund (previously a series of the Trust). The Fund held $15.5 million (or 61.5%) of the Highland Energy MLP Fund, which has now been liquidated. Upon receipt of the Demand Letter, the Board formed a Demand Review Committee (“DRC”) comprised entirely of independent trustees to investigate these claims and to make a recommendation to the Board regarding whether pursuit of these claims is in the best interests of the Fund. Aided by independent counsel to the committee, the DRC engaged in a thorough and detailed review of the allegations contained in the Demand Letter. Upon completion of its evaluation, the DRC recommended that the Fund’s independent trustees, who represent a majority of the Board, reject the demand specified in the shareholder Demand Letter.

After considering the report of the DRC, the independent trustees unanimously agreed and rejected the demand, noting that the Demand Letter contained material factual errors and incorrect assumptions, and the proposed suit was meritless and should not be pursued. A copy of the report was provided to the purported shareholder and her counsel.

Notwithstanding the foregoing, the purported shareholder (the“Plaintiff”) filed a shareholder derivative suit against the Fund, certain members of the Board and the Investment Adviser on September 5, 2018 (the “Shareholder Litigation”). On May 26, 2020, the Court granted a motion to dismiss for all defendants on all claims. The Court stated “Given that the contract and fiduciary duty claims are barred by the Boards independent and good-faith investigation of those claims, it is Ordered that this action is Dismissed with Prejudice. The case is Lanotte v. Highland Global Allocation Fund et al, 3:18-cv-02360, U.S. District Court for the Northern District of Texas (Dallas). The shareholder appealed the dismissal of the underlying case to the United States Court of Appeals for the Fifth Circuit. Oral argument was heard on March 2, 2021. The parties are awaiting a ruling by the Fifth Circuit.

Note 12. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings). Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding ($)	% of Asset Coverage of Indebtedness
3/31/2021	—	—
9/30/2020	—	—
9/30/2019	120,295,348	346.2
9/30/2018	138,725,439	395.2
9/30/2017	—	—
9/30/2016	40,000,000	2,414.9
9/30/2015	—	—
9/30/2014	—	—
9/30/2013	—	—
9/30/2012	—	—
9/30/2011	—	—

Note 13. Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these consolidated financial statements.

30	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited)

March 31, 2021	Highland Global Allocation Fund

Investment Objective and Strategy Overview

The Fund’s investment objective is to seek long-term growth of capital and future income (future income means the ability to pay dividends in the future). Please refer to Note 8 for a discussion of the Fund’s current investment risks.

The Fund seeks to achieve its investment objectives by investing in a portfolio of U.S. and foreign equity, debt and money market securities. Under normal market conditions, the Fund intends to invest at least 50% of its net assets in equity securities and at least 40% (plus any borrowings for investment purposes) of its net assets in securities of non-U.S. issuers. The Fund intends to invest approximately 40% or more of its net assets in securities of non-U.S. issuers at all times, however, in the event of unfavorable market conditions the Fund may invest less than 40% (but not less than 30%) of its assets in securities of non-U.S. issuers. For purposes of determining whether securities held by the Fund are securities of a non-U.S. issuer, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

Equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock, rights and warrants or securities or other instruments whose price is linked to the value of common stock. The equity securities in which the Fund invests may be of any capitalization, may be denominated in any currency and may be located in emerging markets.

The Fund may also invest in debt securities of any kind, including debt securities of varying maturities, debt securities paying a fixed or fluctuating rate of interest, inflation-indexed bonds, structured notes, loan assignments, loan participations, asset-backed securities, debt securities convertible into equity securities, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities or by domestic or foreign private issuers. The Fund may invest in debt securities of any credit quality, including below investment grade securities (also known as “high yield securities” or “junk securities”). Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by the Investment Adviser to be of comparable quality. The Fund may invest without limitation in below investment grade or unrated securities, including in insolvent borrowers or borrowers in default.

The Fund may also invest in senior loans to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries and geographic regions (“Borrowers”) (“Senior Loans”). Senior Loans are business loans that have a right to payment senior to most other debts of the Borrower.

The Fund invests primarily in companies that the portfolio manager believes have solid growth prospectus and/or attractive valuations. The portfolio manager’s value management style employs a relative approach to identify companies across all economic sectors and geographic regions that are undervalued relative to the market, their peers, their historical valuation or their growth rate. In addition, the Fund’s portfolio manager may employ event-driven investment strategies that analyze transactions in order to predict a likely outcome and invest the Fund’s assets in a way that seeks to benefit from that outcome.

When choosing investment markets, Fund management considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates. In addition to investing in securities of non-U.S. issuers, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. The Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund may also invest in non-U.S. currencies for hedging and speculative purposes.

The Fund’s portfolio may include pooled investment vehicles, including exchange-traded funds (“ETFs”), that provide exposure to foreign equity securities and that invest in both developed and emerging markets, including ETFs that seek to track the performance of securities of a single country. The Fund may invest up to 5% of its net assets in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, commodities and/or currencies, as substitutes for direct investments the Fund can make and, to the extent permitted by the 1940 Act, to hedge various investments for risk management and speculative purposes.

The Fund will limit its investments in pooled investment vehicles that are excluded from the definition of “investment company” under the 1940 Act by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, such as private equity funds and hedge funds, to no more than 15% of its net assets. This limitation does not apply to any collateralized loan obligations, collateralized debt obligations and/or collateralized mortgage obligations, certain of which may rely on Section 3(c)(1) or 3(c)(7) of the 1940 Act.

Semi-Annual Report	31

ADDITIONAL INFORMATION (unaudited) (continued)

March 31, 2021	Highland Global Allocation Fund

The Fund seeks to provide exposure to the investment returns of real assets that trade in the commodity markets, including through investment in certain commodity-linked instruments and pooled investment vehicles, such as master limited partnership (“MLP”) investments that are principally engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products, in addition to exchange-traded notes and ETFs that generate returns tied to a particular commodity or commodity market index.

Except as otherwise expressly noted in the Statement of Additional Information (“SAI”), all percentage limitations and ratings criteria apply at the time of purchase of securities, except that the limit on borrowing described herein is applied on a continual basis.

The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). The Fund may borrow for investment purposes and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds, the Fund will create financial leverage. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

The Fund’s portfolio manager may sell a security for a variety of reasons, such as to invest in a company offering or superior investment opportunities.

The portfolio manager may sell short securities of a company that it believes: (i) is overvalued relative to normalized business and industry fundamentals or to the expected growth that the portfolio manager believes the company will achieve; (ii) has a weak competitive position relative to peers; (iii) engages in questionable accounting practices; (iv) shows declining cash flow and/or liquidity; (v) has distribution estimates that the portfolio manager believes are too high; (vi) has weak competitive barriers to entry; (vii) suffers from deteriorating industry and/or business fundamentals; (viii) has a weak management team; (ix) will see multiple contraction; (x) is not adapting to changes in technological, regulatory or competitive environments; or (xi) provides a hedge against the Fund’s long exposure, such as a broad based market ETF. Technical analysis may be used to help in the decision making process. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or offset at all times during the period the short position is open and could result in unlimited loss.

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period October 1, 2020 through March 31, 2021, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that

32	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

March 31, 2021	Highland Global Allocation Fund

you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 10/1/20 ($)	Ending Account Value 03/31/21 ($)	Annualized Expense Ratios	Expenses Paid During Period(1) ($)
Actual Fund Return
1,000.00	1,212.90	1.01%	5.57
Hypothetical 5% Return (before expenses)
1,000.00	1,019.90	1.01%	5.09

(1)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (182/365).

Approval of Investment Advisory Agreement

The Fund has retained Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the “Agreement”). The Agreement has been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees. The Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s October 28, 2020 meeting was held telephonically in reliance on the Order.

During a telephonic meeting held on August 13, 2020, the Board of Trustees gave preliminary consideration to information bearing on the continuation of the Agreement for a one-year period commencing November 1, 2020 with respect to the Fund. The primary objective of the meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in evaluating the continuation of the Agreement, and to request any additional information they considered reasonably necessary for their deliberations. The Board received additional follow up information and presentations from the Investment Adviser at multiple meetings, which the Board took into account in connection with their consideration of the renewal of the Agreement, including at meetings held on September 17-18, 2020, September 23, 2020 and October 13, 2020. The Board also received regular updates on the HCMLP bankruptcy and services being provided under the Shared Services Agreement.

At a meeting held on October 28, 2020, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreement for a one-year period commencing on November 1, 2020. As part of its review process, the Board requested, through its independent legal counsel, and received from the Investment Adviser, various information and written materials, including: (1) information regarding the financial soundness of the Investment Adviser and the profitability of the Advisory Agreement to the Investment Adviser; (2) information on the advisory, legal and compliance personnel of the Investment Adviser, including compensation arrangements; (3) information on the internal compliance procedures of the Investment Adviser, including policies and procedures for personal securities

Semi-Annual Report	33

ADDITIONAL INFORMATION (unaudited) (continued)

March 31, 2021	Highland Global Allocation Fund

transactions, conflicts of interest and with respect to cybersecurity, business continuity and disaster recovery; (4) comparative information showing how the Fund’s fees and expenses compare to those of other registered investment companies and comparable funds managed by the Investment Adviser that follow investment strategies similar to those of the Fund, if any; (5) information regarding the investment performance of the Fund, including comparisons of the Fund’s performance against that of other registered investment companies and comparable funds managed by the Investment Adviser that follow investment strategies similar to the Fund, if any; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser or its affiliates. Throughout the contract renewal process, the Trustees requested that the Investment Adviser provide additional information regarding various matters. In addition, the Board of Trustees received an independent report from FUSE Research Network (“FUSE”), an independent third-party provider of investment company data, relating to the Fund’s performance and expenses compared to the performance and expenses of a group of funds deemed by FUSE to be comparable to the Fund (the “peer group”), and to a larger group of comparable funds (the “peer universe”). The Board also received data relating to the Fund’s leverage, discounts and distribution rates as compared to its peer group.

The Board of Trustees’ evaluation process with respect to the Investment Adviser is an ongoing one. In this regard, the Board of Trustees also took into account discussions with management and information provided to the Board of Trustees at periodic meetings of the Board of Trustees over the course of the year with respect to the services provided by the Investment Adviser to the Fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Investment Adviser with respect to the Fund. The information received and considered by the Board of Trustees in connection with the October 28, 2020 meeting and throughout the year was both written and oral.

The Board of Trustees reviewed various factors that were discussed in a legal memorandum provided by independent counsel regarding trustee responsibilities in considering the Advisory Agreement, the detailed information provided by the Investment Adviser and other relevant information and factors. The Board of Trustees also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the effect of the COVID-19 pandemic on the Fund and the industry). The Board of Trustees’ conclusions as to the approval of the Advisory Agreement were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself.

Some of the factors that figured particularly in the Board of Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, the Board of Trustees’ conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Throughout the process, the Board of Trustees had the opportunity to ask questions of and request additional information from the Investment Adviser. The Board of Trustees was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Board also met separately without representatives of the Investment Adviser present. The Independent Trustees were also advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Advisory Agreement, including prior to the October 28, 2020 meeting.

The nature, extent, and quality of the services to be provided by the Investment Adviser.

The Board considered the portfolio management services to be provided by the Investment Adviser under the Advisory Agreement and the activities related to portfolio management, including use of technology, research capabilities and investment management staff. The Board considered the relevant experience and qualifications of the personnel who would provide advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser, including with respect to liquidity management. The Board also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including compensation arrangements and with respect to valuation, cybersecurity, business continuity and disaster recovery. The Board also considered the Investment Adviser’s risk management and monitoring processes. The Board of Trustees took into account the terms of the Advisory Agreement and considered that, the Investment Adviser, subject to the direction of the Board of Trustees, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund. The Board of Trustees also took into account that the scope of services provided by the Investment Adviser and the undertakings required of the Investment Adviser in

34	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

March 31, 2021	Highland Global Allocation Fund

connection with those services, including maintaining and monitoring its own and the Fund’ compliance program, had expanded over time as a result of regulatory, market and other developments. In this regard, they considered the Investment Adviser’s preparation with respect to the COVID-19 pandemic and ongoing reporting modernization efforts.

The Investment Adviser’s services in coordinating and overseeing the activities of the Fund’s other service providers, as well of the services provided under the Shared Services Agreements, were also considered. The Board also evaluated the expertise and performance of the personnel of the Investment Adviser who performed services for the Fund throughout the year. They also considered the quality of the Investment Adviser’s compliance oversight program with respect to the Fund’ service providers. The Board also considered both the investment advisory services and the nature, quality and extent of any administrative and other non-advisory services, including shareholder servicing and distribution support services that are provided to the Fund and its shareholders by the Investment Adviser and its affiliates, as well as considered the services provided under the Shared Services Agreement. The Board noted that the level and quality of services to the Fund by the Investment Adviser and its affiliates had not been materially impacted by the Highland Capital Management L.P. (“HCMLP”) bankruptcy and took into account the Investment Adviser’s representations that the level and quality of the services provided by the Investment Adviser and their affiliates, as well as of those services currently being provided by HCMLP pursuant to the Shared Services Agreement, would continue to be provided to the Fund at the same or higher level and quality.

The Board also considered the significant risks assumed by the Investment Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Fund. The Board of Trustees also noted various cost-savings initiatives that had been implemented by the Investment Adviser with respect to the Fund and the other Fund in the Highland complex over the years. The Board also considered the financial condition and operations of the Investment Adviser during the COVID-19 pandemic and noted that there had been no material disruption of the Investment Adviser’s services to the Fund and that the Investment Adviser had continued to provide the same level, quality and extent of services to the Fund.

The Board of Trustees also noted that on a regular basis it receives and reviews information from the Fund’s Chief Compliance Officer (CCO) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

In considering the nature, extent, and quality of the services provided by the Investment Adviser, the Board also took into account its knowledge of the Investment Adviser’s management and the quality of the performance of its duties, through discussions and reports during the preceding year and in past years.

The Board took into account the Investment Adviser’s risk assessment, monitoring process and regulatory history. The Board concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature and the quality of such advisory services supported the approval of the Advisory Agreement.

The Investment Adviser’s historical performance.

In considering the Fund’s performance, the Board of Trustees noted that it reviews at its regularly scheduled meetings information about the Fund’s performance results. The Board of Trustees reviewed the historical performance of the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. The Board of Trustees discussed the performance of the Fund and considered the relative performance of the Fund and its portfolio management team as compared to that of the Fund’s peer group as selected by FUSE, as well as comparable indices. Among other data, the Board of Trustees also received data with respect to the Fund’s leverage and distribution rates as compared to its peer group. The Board also received a review of the data contained in the FUSE report from representatives of FUSE The Board of Trustees noted that while it found the data provided by FUSE, the independent third-party data provider, generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board of Trustees also took into account management’s discussion of the category in which the Fund was placed for comparative purposes, including any differences between the Fund’s investment strategy and the strategy of the funds in the Fund’s respective category, as well as compared to the peer group selected by FUSE.

Among other data relating specifically to the Fund’s performance, the Board took note of the Fund’s conversion from an open-end to a closed-end structure. The Board considered that the Fund trailed its benchmark, the FTSE All World Index, and its peer group median for the one-, three-, five-, and ten-year periods ended June 30, 2020. The Board also took into account the unique mandate of the Fund as compared to the other funds in its peer group. The Board also took into account management’s discussion of the Fund’s underperformance, including a discussion of certain

Semi-Annual Report	35

ADDITIONAL INFORMATION (unaudited) (continued)

March 31, 2021	Highland Global Allocation Fund

of the Fund’ holdings and plans to improve Fund performance and to potentially address the Fund’s discount.

The Board of Trustees concluded that the Fund’s overall performance and other relevant factors, including the Investment Adviser’s actions to address any underperformance, supported the continuation of the Agreement with respect to the Fund for an additional one-year period.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund.

The Board of Trustees also gave consideration to the fees payable under the Agreement, the expenses the Investment Adviser incurs in providing advisory services and the profitability to the Investment Adviser from managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments received by the Investment Adviser for its services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreement versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services with respect to the Fund under a separate agreement and whether such fees are appropriate. The Board of Trustees took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets.

The Board considered that the Fund’s total net expenses are the lowest in its peer group and that its advisory fees were also the lowest in its peer group. The Board also took into account management’s discussion of the Fund’s expenses.

The Board of Trustees also considered the so-called “fall-out benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided, including administrative services provided to the Fund by the Investment Adviser pursuant to a separate agreement, the benefits of scale from investment by the Fund in affiliated funds, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Board of Trustees concluded that the benefits received by the Investment Adviser and its affiliates were reasonable in the context of the relationship between the Investment Adviser and the Fund.

After such review, the Board of Trustees determined that the profitability to the Investment Adviser and its affiliates from their relationship with the Fund was not excessive.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders.

The Board considered the effective fee under the Advisory Agreement for the Fund as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Fund grow. The Board noted that the Fund does not currently contain breakpoints in its advisory fee schedule. The Board considered the Investment Adviser’s discussion of the Fund’s advisory fee structure.

The Board also noted that the Fund’s contractual advisory fee is in line with its peer universe at all asset levels. The Board of Trustees concluded that the fee structures are reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the Investment Adviser on the one hand and shareholders of the Fund on the other.

Conclusion.

Following a further discussion of the factors above, it was noted that in considering the approval of the Advisory Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all factors and considerations, including those discussed above, the Board of Trustees, including separately, the Independent Trustees, unanimously agreed that the Advisory Agreement, including the advisory fee to be paid to the Investment Adviser, is fair and reasonable to the Fund in light of the services that the Investment Adviser proposes to provide, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Global Shares (“Global Shares” or the “Plan Agent”), as agent for shareholders in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to

36	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

March 31, 2021	Highland Global Allocation Fund

such nominee) by Global Shares, as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting Global Shares, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them. The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Declaration Date. The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Fund. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent.

Amendments to the Fund’s Declaration of Trust

On October 15, 2019, the Board of Trustees of the Fund adopted “supermajority” amendments to the Fund’s Declaration of Trust to give Fund shareholders added protections against unwanted transactions and other actions by and with activist investors. Under the terms of these amendments, certain actions undertaken by “principal shareholders” (i.e., shareholders owning more than 5% of the Fund’s shares) would require the affirmative vote or consent of 75% of each Class of the Fund’s outstanding shares. Actions covered by these supermajority requirements include: (a) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any principal shareholder; (b) the issuance of any Fund shares to any principal shareholder for cash; (c) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any principal shareholder; (d) the sale, lease or exchange to or with the Fund or any subsidiary thereof, in exchange for shares of the Fund, of any assets of any principal shareholder; and (e) the conversion of the Fund from a “closed-end company” to an “open-end company” as those terms are defined in the Investment Company Act of 1940.

On August 13, 2020, the Board of Trustees of the Fund adopted “control shares” amendments to the Fund’s Declaration of Trust to give Fund shareholders additional protections against unwanted takeover and other actions by activist investors. Under the terms of these amendments, holders of “control shares” of the Fund have no voting rights with respect to such control shares except to the extent approved by two-thirds of the Fund’s other shareholders. “Control shares” are defined as Fund shares that would, if aggregated with the other Fund shares held by the same shareholder, enable the shareholder to exercise voting power within any of the following ranges of voting power: (a) one-tenth or more, but less than one-third of all voting power; (b) one-third or more, but less than a majority of all voting power; or (c) a majority of all voting power.

Control Persons and Principal Shareholders

As of March 31, 2021, the Trustees and officers of each Fund as a group owned less than 1% of the then outstanding shares of each class of shares of each Fund.

Semi-Annual Report	37

ADDITIONAL INFORMATION (unaudited) (concluded)

March 31, 2021	Highland Global Allocation Fund

Control persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of a Fund’s outstanding voting securities. Unless otherwise noted, as of March 31, 2021, no persons known by the Fund owned 25% or more of Fund’s outstanding shares.

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or terms of the investment advisory agreement with the Investment Adviser.

38	Semi-Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

2515 McKinney Avenue, Suite 1100

Dallas, TX 75201

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Underwriter

NexPoint Securities, Inc.

300 Crescent Court, Suite 1100

Dallas, TX 75201

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of Highland Global Allocation Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to their portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT within sixty days after the end of the period. The Fund’s Form N-PORT are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT by visiting the Fund’s website at www.highlandfunds.com.

The Statement of Additional Information includes additional information about the Fund’s Trustees and are available upon request without charge by calling 1-877-665-1287.

Semi-Annual Report	39

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Highland Global Allocation Fund	Semi-Annual Report, March 31, 2021

www.highlandfunds.com	GAF-SAR-03/21

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Semi-Annual Report to Shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant or any “affiliated purchaser” during the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of such controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto.

(a)(3)	Not applicable.

(a)(4)(i)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND GLOBAL ALLOCATION FUND

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: June 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: June 9, 2021